                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                    DETERMINATION DATE: 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================
                                       ORIGINAL       BEGINNING                               CURRENT                    ENDING
                       CERTIFICATE    CERTIFICATE    CERTIFICATE                             REALIZED       TOTAL      CERTIFICATE
 CLASS        CUSIP       RATE          BALANCE        BALANCE      INTEREST     PRINCIPAL     LOSS     DISTRIBUTION     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
  A-1       60935FAP5   6.40500%     54,493,000.00      0.00          0.00          0.00       0.00         0.00          0.00
Factors per
 Thousand                                                          0.00000000    0.00000000              0.00000000    0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-2       60935FAQ3   6.20000%     19,745,000.00      0.00          0.00          0.00       0.00         0.00          0.00
Factors per
  Thousand                                                         0.00000000    0.00000000              0.00000000    0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-3       60935FAR1   6.21500%     29,277,000.00      0.00          0.00          0.00       0.00         0.00          0.00
Factors per
  Thousand                                                         0.00000000    0.00000000              0.00000000    0.00000000
------------------------------------------------------------------------------------------------------------------------------------
  A-4       60935FAS9   6.51500%     23,496,000.00  13,188,229.22   71,601.09   1,054,254.84   0.00     1,125,855.93  12,133,974.38
Factors per
  Thousand                                                         3.04737360   44.86954545              47.91691905  516.42723783
------------------------------------------------------------------------------------------------------------------------------------
  A-5       60935FAT7   7.17000%     17,989,000.00  17,989,000.00  107,484.28       0.00       0.00      107,484.28   17,989,000.00
Factors per
  Thousand                                                         5.97500028    0.00000000              5.97500028   1000.00000000
------------------------------------------------------------------------------------------------------------------------------------
   B        60935FAW0   8.40000%     13,500,000.00  13,500,000.00   94,500.00    482,846.12    0.00      577,346.12   13,017,153.88
Factors per
  Thousand                                                         7.00000000   35.76637926              42.76637926  964.23362074
------------------------------------------------------------------------------------------------------------------------------------
  M-1       60935FAU4   7.27000%     22,500,000.00  20,511,335.01  124,264.50    693,588.71    0.00      817,853.21   19,817,746.30
Factors per
  Thousand                                                         5.52286667   30.82616489              36.34903156  880.78872444
------------------------------------------------------------------------------------------------------------------------------------
  M-2       60935FAV2   7.49500%     19,000,000.00  17,815,076.61  111,270.00   1,080,090.84   0.00     1,191,360.84  16,734,985.77
Factors per
 Thousand                                                          5.85631579   56.84688632              62.70320211  880.78872474
------------------------------------------------------------------------------------------------------------------------------------
POOL I                              200,000,000.00  83,003,640.84  509,119.87   3,310,780.51   0.00     3,819,900.38  79,692,860.33
Totals                                                             2.54559935   16.55390255              19.09950190  398.46430165
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  GP           n/a      0.00000%         0.00           0.00          0.00          0.00       0.00         0.00          0.00
Factors per
  Thousand
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 Totals                             200,000,000.00  83,003,640.84  509,119.87   3,310,780.51   0.00     3,819,900.38  79,692,860.33
====================================================================================================================================


Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                    DETERMINATION DATE: 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

================================================================================


                             Certificate Information

                         Current Interest Carry Forward
                               Requirement Amount

                    A-1          0.00               0.00
                    A-2          0.00               0.00
                    A-3          0.00               0.00
                    A-4       71,601.09             0.00
                    A-5       107,484.28            0.00
                      B       94,500.00             0.00
                    M-1       124,264.50            0.00
                    M-2       111,270.00            0.00



                Applied Realized     Unpaid Realized     Interest Shortfall
                  Loss Amount          Loss Amount       Carryforward Amount


   A                 0.000%               0.000%              0.00
   B                 0.000%               0.000%              0.00
   M                 0.000%               0.000%              0.00

================================================================================


Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                    DETERMINATION DATE: 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

====================================================================================================================================


                     SCHEDULE OF REMITTANCE
Aggregate Amount Received                          3,859,791.76          FEES
                                                                         Contingency Fee                           17,858.87
Monthly Advance (incl. Comp Int.)                     59,083.20          Expense Account                            2,766.79
Capitalized Interest Account Transfer                      0.00          FHA Premium Amount                         2,968.17
Pre-funding Account Transfer                               0.00          Servicer Fee                              17,858.88
Amount Withdrawn from the Certificate Account              0.00
(Unreimbursed Monthly Advance)                             0.00
(Servicer Fee)                                       (17,858.88)
(Contingency Fee)                                    (17,858.87)         PRIOR THREE MONTHS WEIGHTED AVERAGE MORTGAGE INTEREST RATES
(Late Charges)                                       (31,798.63)                  2/01                  3/01                 4/01
                                                                                  ----                  ----                 ----
(Escrow)                                             (25,723.25)                 13.792%              13.798%              13.799%
                                                ---------------
                                                     (34,156.43)

AVAILABLE REMITTANCE AMOUNT                        3,825,635.33
                                                ===============


             --------------------------------------------      ---------------------------------------------------------------------
EXHIBIT O      Outstanding Balance         88,078,872.46          DELINQUENT INFOR.        # LOANS         AMOUNT        PERCENTAGE
             --------------------------------------------      ---------------------------------------------------------------------
                    # Accounts                     4,383       Delinquent 1-29 Days          494        8,969,110.47       10.18%
             --------------------------------------------      Delinquent 30-59 Days          88        1,682,542.93        1.91%
                                                               Delinquent 60-89 Days          38          694,809.30        0.79%
                                                               Delinquent 90 and over         41          669,211.72        0.76%
                                                               Loans in Foreclosure            8          362,723.66        0.41%
                                                               REO Property                    1          104,569.17        0.12%
                                                                                        --------------------------------------------
                                                               TOTALS                        670       12,482,967.25       14.17%
                                                               ---------------------------------------------------------------------

====================================================================================================================================


Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372

                     THE MONEY STORE RESIDENTIAL LOAN NOTES
                                  SERIES 1998-I
                         STATEMENT TO CERTIFICATEHOLDER

                                                           RECORD DATE: 05/31/01
                                                    DETERMINATION DATE: 06/12/01
                                                     DISTRIBUTION DATE: 06/15/01
                                                                               A

==========================================================================================
                                 COLLATERAL INFORMATION

Accelerated Principal Distribution                                                   0.00
Adjusted Mortgage Interest Rate                                                    12.259
Aggregate Beginning Principal Balance of Loans                              91,161,488.94
Aggregate Ending Principal Balance of Loans                                 88,078,872.46
Amt. Reimb. to Servicer/Cert. Insurer from FHA Acct.                             2,968.17
Available Maximum Suboridination Amount                                      7,604,173.00
Compensating Interest                                                              742.82
Curtailments                                                                    58,238.35
Excess and Monthly Payments                                                    306,890.23
FHA Claims Filed                                                                     0.00
FHA Claims Paid                                                                      0.00
FHA Claims Pending                                                              38,995.66
FHA Payments Denied                                                                  0.00
FHA and Related Payments Received                                                    0.00
GP Remittance Amount Payable                                                         0.00
Interest Received                                                              986,931.75
Payments and Reimbursments to the Servicers pursuant to:
   section 4.04 (b)                                                                  0.00
   section 4.04 (c)                                                                  0.00
   section 4.04 (d)ii                                                                0.00
   section 4.04 (e)                                                            194,748.71
   section 4.04 (f)I                                                            35,717.75
Principal Prepayments (Number / Amount)                            124       2,423,742.39
Realized Losses (Current / Cumulative)                      293,745.51      23,261,249.15
Reimbursable Amount                                                                  0.00
Reserve Amount                                                                 194,748.71
Specified Subordinated Amount                                                9,512,518.23
Spread Amount                                                                8,386,012.12
WAC                                                                               13.799%
WAM                                                                               188.408
Weighted Average Adjusted Mortgage Loan Remittance Rate
   for class  AF-1, AF-2, AF-3, AF-4, AF-5, B, M-1 &M-2                            7.404%

TRIGGER EVENT CALCULATION
1.  (i) Exceeds 50% of (ii)                                  NO
      (i)  Sixty-day Delinquency Ratio                                              2.08%
      (ii) Senior Enhancement Percentage                                           64.52%

2. Both(a) and (b) occur                                     NO
      (a)    Either (x) or (y) occur                                                   NO
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio does exceed 9%  or                 1.95%
      (y) The Cumulative Realized Losses exceeds $28,200,000                23,261,249.15
      and (b) either (x) or (y)                                                       YES
      (x) The Wtd Avg 5 Mth 60-Day Delinq. Ratio exceeds 15%  or                    1.95%
      (y) The Cumulative Realized Losses exceed $9,400,000                  23,261,249.15

IF 1) OR 2) IS "YES" THEN TRIGGER EVENT IS IN EFFECT         NO

==========================================================================================


Wells Fargo Bank                                                SHELLEY LAUFFER
11000 Broken Land Parkway                                   PHONE: 410-884-2169
Columbia, Maryland  21044                                     FAX: 410-884-2372